UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012
Annual Report
Retirement Reserves Money Fund | of Retirement Series Trust

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	Retirement Reserves Money Fund	April 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	12.77%	4.76%
US small cap equities (Russell 2000® Index)	11.02	(4.25)
International equities (MSCI Europe, Australasia, Far East Index)	2.44	(12.82)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(12.61)
3-month Treasury bill (BofA Merrill Lynch3-Month Treasury Bill Index)	0.01	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.83	16.41
US investment grade bonds (Barclays US Aggregate Bond Index)	2.44	7.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.71	11.90
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.91	5.89

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2012

Throughout the 12-month period ended April 30, 2012, the Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its stimulus program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. At its September 21, 2011 meeting, the FOMC noted that recent data indicated that economic growth had remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth. In January 2012, the FOMC indicated that it expects to keep interest rates low through late 2014.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately affected the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

Towards the end of 2011, the ECB expanded its long-term refinancing operations (“LTROs”) by providing euro-zone banks access to loans with maturities of three years and broadening the set of eligible collateral. As a result of these three-year allotments, euro-zone banks were able to obtain over one trillion euros of three-year funding. In response to these expanded liquidity facilities, market sentiment improved notably in the first quarter of 2012.

While accommodative actions from major central banks have significantly improved liquidity conditions, market participants remain cautious about the continued stability of large financial institutions. In mid-February 2012, Moody’s Investors Service announced its review of 17 global banks and securities firms that operate in the capital markets, citing “more fragile funding conditions, wider credit spreads, increased regulatory burdens and more difficult operating conditions” as the challenges they face that may not be adequately reflected in their current ratings. The potential for ratings downgrades increases the uncertainty about the financial health of these institutions.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.30% from the end of April 2011, mostly in longer-dated LIBOR settings, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 1.29% at the end of April 2012, from 0.55% one year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows during the 12-month period ended April 30, 2012. New issuance of variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings, was down roughly 25% for the 12-month period, while total outstanding VRDN security supply was down approximately 35% at period end from its peak in mid-2008. While the FOMC continued its policy of maintaining low short-term interest rates, reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers contributed to lower yields. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.14% over the one-year period, as compared to 0.28% for the prior 12 months.

While state and local municipalities have continued to address their budget shortfalls in an effort to improve their fiscal health, austerity measures have contributed to overall note issuance declining nearly 10% over the year. Rates on longer-dated one-year municipal notes declined 18 basis points over the one-year period to 0.20% as of April 30, 2012. This trend may likely continue through 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	Retirement Reserves Money Fund	April 30, 2012

Fund Information as of April 30, 2012

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields

	7-Day	7-Day
	SEC Yields	Yields
Class I	0.00%	0.00%
Class II	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition

Percent of
Net Assets
Certificates of Deposit	35%
Commercial Paper	21
US Government Sponsored Agency Obligations	15
US Treasury Obligations	12
Repurchase Agreements	10
Municipal Bonds	8
Corporate Notes	1
Liabilities in Excess of Other Assets	(2)
Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2011 and held through April 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.39	$1,000.00	$1,023.47	$1.41	0.28%
Class II	$1,000.00	$1,000.00	$1.39	$1,000.00	$1,023.47	$1.41	0.28%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Retirement Reserves Money Fund	April 30, 2012	5

Schedule of Investments April 30, 2012	(Percentages shown are based on Net Assets)

	Par
Certificates of Deposit (a)	(000)	Value
Yankee – 35.2%
Bank of Montreal, Chicago:
0.16%, 5/02/12	$33,000	$33,000,000
0.18%, 6/08/12	50,000	50,000,000
Bank of Nova Scotia, Houston, 0.35%, 7/17/12	15,000	15,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.37%,
6/25/12	40,000	40,000,000
Barclays Bank Plc, NY:
0.50%, 5/16/12	23,000	23,000,000
0.59%, 7/13/12	28,000	28,000,000
Credit Suisse, NY, 0.30%, 7/11/12	25,000	25,000,000
Mizuho Corporate Bank Ltd., NY:
0.37%, 6/01/12	30,000	30,000,000
0.37%, 6/07/12	30,000	30,000,000
National Australia Bank Ltd., NY:
0.49%, 6/18/12	11,700	11,700,000
0.40%, 7/18/12	30,000	30,000,000
National Bank of Canada, NY, 0.35%, 8/27/12	18,000	18,000,000
Natixis, NY:
0.45%, 5/02/12	35,000	35,000,000
0.45%, 6/04/12	35,000	35,000,000
Nordea Bank Finland Plc, NY:
0.30%, 5/21/12	20,000	20,000,000
0.36%, 10/11/12	25,000	25,000,000
Norinchukin Bank, NY:
0.17%, 5/01/12	45,500	45,500,000
0.17%, 5/07/12	52,000	52,000,000
Rabobank Nederland NV, NY:
0.53%, 10/25/12	20,000	20,000,000
0.65%, 4/24/13 (b)	18,800	18,800,000
Royal Bank of Canada, NY, 0.51%, 5/16/12 (b)	28,000	28,000,000
Société Générale, NY:
0.48%, 5/01/12	32,000	32,000,000
0.50%, 6/01/12	32,000	32,000,000
Sumitomo Mitsui Banking Corp., NY, 0.36%,
6/12/12	20,000	20,000,000
Sumitomo Trust & Banking Co. Ltd., NY:
0.37%, 6/15/12	30,000	30,000,000
0.37%, 7/10/12	40,000	40,000,000
Total Certificates of Deposit – 35.2%		767,000,000

Commercial Paper (c)
ANZ National International Ltd., London:
0.56%, 7/10/12	36,000	35,960,240
0.53%, 7/30/12	47,000	46,937,033
Deutsche Bank Financial LLC:
0.44%, 5/08/12	52,000	51,994,916
0.20%, 5/10/12	10,000	9,999,444
General Electric Capital Corp., 0.31%, 8/02/12	18,000	17,985,430

	Par
Commercial Paper (c)	(000)	Value
ING (US) Funding LLC:
0.50%, 5/03/12	$42,000	$41,998,250
0.49%, 5/18/12	60,000	59,985,300
0.38%, 7/24/12	5,000	4,995,573
JPMorgan Chase & Co., 0.18%, 5/02/12	50,000	49,999,500
Matchpoint Master Trust, 0.44%, 5/11/12	20,000	19,997,311
Nordea North America, Inc./DE:
0.40%, 5/23/12	9,000	8,997,700
0.36%, 10/03/12	29,000	28,954,760
Rabobank USA Financial Corp., 0.57%, 9/17/12	30,000	29,933,500
State Street Corp.:
0.23%, 6/11/12	15,000	14,995,975
0.21%, 7/02/12	11,000	10,995,958
Thames Asset Global Securitization, 0.35%,
5/11/12	10,500	10,498,877
Westpac Banking Corp., 0.49%, 8/13/12	15,000	14,978,562
Total Commercial Paper – 21.1%		459,208,329

Corporate Notes – 1.5%
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (b)	33,530	33,530,000

Municipal Bonds (d)
California HFA, RB, VRDN, (Fannie Mae LOC,
Freddie Mac LOC), Home Mortgage:
Series A, 0.23%, 5/07/12	8,200	8,200,000
Series B, 0.25%, 5/07/12	12,500	12,500,000
Series F, 0.22%, 5/07/12	18,100	18,100,000
Series U, 0.23%, 5/07/12	10,920	10,920,000
California Pollution Control Financing Authority,
Refunding RB, VRDN, Pacific Gas & Electric Co.,
Series E (JPMorgan Chase Bank LOC), 0.23%,
5/01/12	8,000	8,000,000
Indiana Finance Authority, Refunding RB,
VRDN, Sisters of St. Francis, Series B,
(JPMorgan Chase Bank LOC), 0.22%, 5/07/12	5,500	5,500,000
Los Angeles Community Redevelopment Agency
California, RB, VRDN, Hollywood & Vine
Apartments, Series A, (Fannie Mae Liquidity
Facility), 0.22%, 5/07/12	12,000	12,000,000
New Jersey Transportation Trust Fund Authority,
RB, VRDN, Transportation System, Series C,
(JPMorgan Chase Bank LOC), 0.20%, 5/07/12	8,000	8,000,000
New York City Housing Development Corp., HRB,
VRDN,155 West 21st Street Development,
Series A, (Fannie Mae Liquidity Facility),
0.23%, 5/07/12	16,400	16,400,000
New York City Industrial Development Agency, RB,
VRDN,USA Waste Services, New York City Project,
(JPMorgan Chase Bank LOC), 0.28%, 5/07/12	9,000	9,000,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
LOC	Letter of Credit
RB	Revenue Bonds
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	Retirement Reserves Money Fund	April 30, 2012

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Par
Municipal Bonds (d)	(000)	Value
New York State HFA, RB, VRDN, (Fannie Mae
Liquidity Facility) AMT:
125 West 31st Street Housing, 0.23%,
5/07/12	$12,000	$12,000,000
316 11th Avenue Housing, 0.23%, 5/07/12	20,000	20,000,000
East 39th Street Housing, 0.23%, 5/07/12	15,000	15,000,000
New York State HFA, Refunding RB, VRDN, Series L,
(Bank of America NA LOC), 0.26%, 5/07/12	9,800	9,800,000
Total Municipal Bonds – 7.6%		165,420,000

US Government Sponsored Agency Obligations
Fannie Mae Discount Notes, 0.16%, 8/01/12 (c)	20,000	19,991,733
Fannie Mae Variable Rate Notes (b):
0.23%, 7/26/12	27,000	26,998,715
0.27%, 12/20/12	13,000	12,998,313
Federal Home Loan Bank Discount Note (c):
0.10%, 5/23/12	24,000	23,998,494
0.11%, 5/30/12	20,000	19,998,167
0.10%, 6/15/12	30,000	29,996,085
Freddie Mac Variable Rate Notes (b):
0.30%, 1/24/13	13,500	13,495,992
0.36%, 9/03/13	50,000	49,986,429
0.18%, 9/13/13	120,900	120,799,407
Total US Government Sponsored Agency
Obligations – 14.6%		318,263,335

US Treasury Obligations
US Treasury Bill, 0.13%, 10/18/12 (c)	31,000	30,980,725
US Treasury Notes:
0.38% – 4.13%, 8/31/12	75,000	75,375,795
0.38% – 4.25%, 9/30/12	84,500	85,216,621
3.88%, 10/31/12	29,000	29,546,671
2.88%, 1/31/13	34,000	34,689,548
Total US Treasury Obligations – 11.7%		255,809,360

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.20%, 5/01/12
(Purchased on 04/30/12 to be repurchased
at $71,046,395, collateralized by various
US Government Sponsored Agency Obligations,
0.60% – 1.25% due 11/14/13 – 2/27/14,
par and fair values of $71,626,000 and
$72,466,982, respectively)	71,046	71,046,000
Goldman Sachs & Co., 0.13%, 5/01/12
(Purchased on 4/24/12 to be repurchased
at $22,000,556, collateralized by various
US Government Sponsored Agency Obligations,
4.00% – 5.75% due 7/24/23 – 12/09/31,
par and fair values of $28,172,000 and
$22,440,740, respectively)	22,000	22,000,000

	Par
Repurchase Agreements	(000)	Value
Goldman Sachs & Co., 0.16%, 5/02/12
(Purchased on 4/25/12 to be repurchased
at $33,001,027, collateralized by various
US Government Sponsored Agency Obligations,
1.13% – 4.75% due 11/19/12 – 11/20/14,
par and fair values of $32,047,000 and
$33,660,094, respectively)	$33,000	$33,000,000
UBS Securities LLC, 0.22%, 5/01/12
(Purchased on 4/30/12 to be repurchased
at $93,000,568, collateralized by Fannie Mae,
5.00% due 11/01/40, par and fair values of
$108,734,804 and $95,790,000, respectively)	93,000	93,000,000
Total Repurchase Agreements – 10.0%		219,046,000
Total Investments (Cost – $2,218,277,024*) – 101.7%		2,218,277,024
Liabilities in Excess of Other Assets – (1.7)%		(37,337,369)
Net Assets – 100.0%		$2,180,939,655

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 – other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,218,277,024	—	$2,218,277,024

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

Retirement Reserves Money Fund	April 30, 2012	7

Statement of Assets and Liabilities

April 30, 2012
Assets

Investments at value – unaffiliated (cost – $1,999,231,024)	$1,999,231,024
Repurchase agreements at value – unaffiliated (cost – $219,046,000)	219,046,000
Cash	562,158
Interest receivable	988,511
Capital shares sold receivable	183,986
Prepaid expenses	127,420
Total assets	2,220,139,099

Liabilities

Capital shares redeemed payable	37,568,923
Transfer agent fees payable	665,361
Investment advisory fees payable	460,866
Officer’s and Trustees’ fees payable	12,016
Other affiliates payable	9,139
Other accrued expenses payable	483,139
Total liabilities	39,199,444
Net Assets	$2,180,939,655

Net Assets Consist of

Paid-in capital	$2,180,909,628
Undistributed net investment income	880
Accumulated net realized gain	29,147
Net Assets	$2,180,939,655

Net Asset Value

Class I – Based on net assets of $2,137,787,356 and 2,137,757,263 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00
Class II – Based on net assets of $43,152,299 and 43,152,365 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

8	Retirement Reserves Money Fund	April 30, 2012

Statement of Operations

Year Ended April 30, 2012
Investment Income

Interest	$6,634,527

Expenses

Investment advisory	11,572,799
Distribution – Class II	102,108
Transfer agent – Class I	4,323,424
Transfer agent – Class II	69,952
Printing	292,765
Registration	249,525
Accounting services	175,089
Officer and Trustees	78,250
Custodian	77,852
Professional	30,410
Miscellaneous	54,971
Total expenses	17,027,145
Less fees waived by advisor	(5,900,107)
Less transfer agent fees reimbursed – Class I	(4,322,281)
Less transfer agent fees reimbursed – Class II	(69,927)
Less distribution fees waived – Class II	(102,108)
Total expenses after fees waived and/or reimbursed	6,632,722
Net investment income	1,805

Realized Gain

Net realized gain from investments	51,798
Net Increase in Net Assets Resulting from Operations:	$53,603

See Notes to Financial Statements.

Retirement Reserves Money Fund	April 30, 2012	9

Statements of Changes in Net Assets

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations

Net investment income	$1,805	$555
Net realized gain	51,798	76,316
Net increase in net assets resulting from operations:	53,603	76,871

Dividends and Distributions to Shareholders From

Net investment income:
Class I	(906)	(542)
Class II	(19)	(13)
Net realized gain:
Class I	(71,472)	(428,793)
Class II	(1,481)	(10,562)
Decrease in net assets resulting from dividends and distributions to shareholders	(73,878)	(439,910)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(820,145,480)	(586,182,162)

Net Assets

Total decrease in net assets	(820,165,755)	(586,545,201)
Beginning of year	3,001,105,410	3,587,650,611
End of year	$2,180,939,655	$3,001,105,410
Undistributed net investment income	$880	—

See Notes to Financial Statements.

10	Retirement Reserves Money Fund	April 30, 2012

Financial Highlights

	Class I
	Year Ended April 30,			Period November 1, 2008 to April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0007	0.0061	0.0317	0.0488
Net realized gain	—	0.0002	—	—	0.0000	0.0002
Net increase from investment operations	0.0000	0.0002	0.0007	0.0061	0.0317	0.0490
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0007)	(0.0061)	(0.0317)	(0.0488)
Net realized gain	—	(0.0002)	—	—	(0.0000)	(0.0000)
Total dividends and distributions	(0.0000)	(0.0002)	(0.0007)	(0.0061)	(0.0317)	(0.0488)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]

Total investment return	0.00%	0.02%	0.07%	0.61%[2]	3.22%	5.00%

Ratios to Average Net Assets

Total expenses	0.68%	0.59%	0.56%	0.54%[3]	0.51%	0.57%
Total expenses after fees waived and/or reimbursed	0.26%	0.40%	0.41%	0.54%[3]	0.51%	0.57%
Net investment income	0.00%	0.00%	0.08%	1.22%[3]	3.09%	4.89%

Supplemental Data

Net assets, end of period (000)	$2,137,787	$2,938,254	$3,508,192	$5,852,370	$6,030,809	$4,684,640

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

Retirement Reserves Money Fund	April 30, 2012	11

Financial Highlights (concluded)

	Class II
	Year Ended April 30,			Period November 1, 2008 to April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0006	0.0059	0.0313	0.0486
Net realized gain	—	0.0002	—	—	0.0000	0.0017
Net increase from investment operations	0.0000	0.0002	0.0006	0.0059	0.0313	0.0469
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0006)	(0.0059)	(0.0313)	(0.0486)
Net realized gain	—	(0.0002)	—	—	(0.0000)	—
Total dividends and distributions	(0.0000)	(0.0002)	(0.0006)	(0.0059)	(0.0313)	(0.0486)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]

Total investment return	0.00%	0.02%	0.06%	0.59%[2]	3.17%	4.98%

Ratios to Average Net Assets

Total expenses	0.84%	0.80%	0.79%	0.78%[3]	0.75%	0.79%
Total expenses after fees waived and/or reimbursed	0.26%	0.40%	0.41%	0.58%[3]	0.55%	0.59%
Net investment income	0.00%	0.00%	0.06%	1.21%[3]	3.12%	4.86%

Supplemental Data

Net assets, end of period (000)	$43,152	$62,852	$79,458	$110,743	$124,888	$139,842

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

12	Retirement Reserves Money Fund	April 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Retirement Reserves Money Fund (the “Fund”) is a series of Retirement Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, which is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. The Trust is organized as a Massachusetts business trust. The Fund is classified as diversified. At the present time, the Fund is the only series offered. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class, and Class II Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counter-party who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the coun-terparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the three years ended April 30, 2012, the period ended April 30, 2009 and the year ended October 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which

Retirement Reserves Money Fund	April 30, 2012	13

Notes to Financial Statements (continued)

are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.400%
$3 billion – $4 billion	0.375%
$4 billion – $7 billion	0.350%
$7 billion – $10 billion	0.325%
$10 billion – $15 billion	0.300%
Greater than $15 billion	0.290%

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager. The Manager paid BIMC for services it provided, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2011, the sub-advisory agreement was terminated.

For the year ended April 30, 2012, the Fund reimbursed the Manager $21,653 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

In addition, BRIL has contractually agreed to waive the 0.20% distribution fee for Class II Shares until September 1, 2012. These amounts are shown as distribution fees waived in the Statement of Operations. The Manager and BRIL voluntarily agreed to waive management fees and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by advisor and distribution fees waived – class specific and transfer agent fees reimbursed –class specific. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended April 30, 2012 and 2011 was as follows:

Ordinary income	4/30/12	$73,878
	4/30/11	$439,910

14	Retirement Reserves Money Fund	April 30, 2012

Notes to Financial Statements (concluded)

As of April 30, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$30,027

As of April 30, 2012, there were no significant differences between book and tax components of net assets.

4. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counter-party credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended April 30,
	2012	2011
Class I Shares

Shares sold	5,155,044,249	8,922,851,294
Shares issued to shareholders in reinvestment of dividends and distributions	64,999	411,334
Shares redeemed	(5,955,555,545)	(9,492,847,136)
Net decrease	(800,446,297)	(569,584,508)

Class II Shares

Shares sold	69,772,997	89,517,328
Shares issued to shareholders in reinvestment of dividends and distributions	1,239	9,934
Shares redeemed	(89,473,419)	(106,124,916)
Net decrease	(19,699,183)	(16,597,654)

Total Net Decrease	(820,145,480)	(586,182,162)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Retirement Reserves Money Fund	April 30, 2012	15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Retirement Reserves Money Fund of Retirement Series Trust (the “Trust”) as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period November 1, 2008 to April 30, 2009, and each of the two years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Retirement Reserves Money Fund of Retirement Series Trust as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period November 1, 2008 to April 30, 2009, and each of the two years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2012

16	Retirement Reserves Money Fund	April 30, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 103 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 103 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 103 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 103 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2002	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 103 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 103 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 103 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 103 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 103 Portfolios	None

Retirement Reserves Money Fund	April 30, 2012	17

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 103 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 103 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served as a Trustee for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director, BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 281 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 281 Portfolios	None

[3] Mr. Audet is an “interested person” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

18	Retirement Reserves Money Fund	April 30, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Retirement Reserves Money Fund	April 30, 2012	19

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1] (concluded)

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Trust serve at the pleasure of the Board.

Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210 or by accessing www.blackrock.com/moneymarketreports.

Investment Advisor	Custodian	Accounting Agent	Independent Registered	Address of the Fund
BlackRock Advisors, LLC	The Bank of New York Mellon	State Street Bank and	Public Accounting Firm	100 Bellevue Parkway
Wilmington, DE 19809	New York, NY 10286	Trust Company	Deloitte & Touche LLP	Wilmington, DE 19809
		Boston, MA 02110	Boston, MA 02116

	Transfer Agent	Distributor	Legal Counsel
	Financial Data Services, Inc.	BlackRock	Sidley Austin LLP
	Jacksonville, FL 32246	Investments, LLC	New York, NY 10019
New York, NY 10022

20	Retirement Reserves Money Fund	April 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

Retirement Reserves Money Fund	April 30, 2012	21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	Retirement Reserves Money Fund	April 30, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#10262-4/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$26,100	$26,000	$0	$0	$9,100	$9,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$9,100	$9,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: July 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: July 2, 2012